SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  March 28, 2003

GEORGIA-PACIFIC CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Georgia (State or Other Jurisdiction of Incorporation)	001-03506 (Commission File Number)	93-0432081 (IRS Employer Identification No.)

133 Peachtree Street, N.E., Atlanta, Georgia (Address of Principal Executive Offices)	30303 (Zip Code)

Registrant’s telephone number, including area code  (404) 652-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.            Other Events.

On March 28, 2003, the Registrant executed the Seventh Amendment to Credit Agreement (Multi-Year Revolving Credit Facility), dated as of March 28, 2003, by and among Georgia-Pacific Corporation, each of the Lenders named therein, Bank of America, N.A., as Administrative Agent and Issuing Bank, Merrill Lynch Capital Corporation and Morgan Stanley Senior Funding, Inc, as Co-Syndication Agents. The Seventh Amendment is attached hereto as Exhibit 10.1, and is incorporated herein by this reference.

On March 28, 2003, the Registrant executed the Fifth Amendment and Waiver to the Second Amended and Restated Receivables Purchase Agreements, dated as of March 28, 2003, among G-P Receivables, Inc., as the Seller, Georgia-Pacific Corporation, as Collection Agent, Blue Ridge Asset Funding Corporation, Corporate Receivables Corporation, Corporate Asset Funding Company, Inc., Gotham Funding Corporation, as assignee of Victory Receivables Corporation, Citibank, N.A., The Bank of Tokyo-Mitsubishi, Ltd. (New York Branch), Wachovia Bank, National Association and Citicorp North America, Inc., as Administrative Agent. The Fifth Amendment is attached hereto as Exhibit 10.2, and is incorporated herein by this reference.

On March 28, 2003, the Registrant executed the Sixth Amendment and Waiver to the Second Amended and Restated Receivables Purchase Agreements, dated as of March 28, 2003, among G-P Receivables, Inc., as the Seller, Georgia-Pacific Corporation, as Collection Agent, Blue Ridge Asset Funding Corporation, Corporate Receivables Corporation, Corporate Asset Funding Company, Inc., Gotham Funding Corporation, as assignee of Victory Receivables Corporation, Citibank, N.A., The Bank of Tokyo-Mitsubishi, Ltd. (New York Branch), Wachovia Bank, National Association, Citicorp North America, Inc., as Administrative Agent, Special Purpose Accounts Receivable Cooperative Corporation and Canadian Imperial Bank of Commerce. The Sixth Amendment is attached hereto as Exhibit 10.3, and is incorporated herein by this reference.

Item 7.            Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)       Exhibits.

10.1    Seventh Amendment to Credit Agreement (Multi-Year Revolving Credit Facility), dated as of March 28, 2003, by and among Georgia-Pacific Corporation, each of the Lenders named therein, Bank of America, N.A., as Administrative Agent and Issuing Bank, Merrill Lynch Capital Corporation and Morgan Stanley Senior Funding, Inc., as Co-Syndication Agents.

10.2    Fifth Amendment and Waiver to the Second Amended and Restated Receivables Purchase Agreements, dated as of March 28, 2003, among G-P Receivables, Inc., as the Seller, Georgia-Pacific Corporation, as Collection Agent, Blue Ridge Asset Funding Corporation, Corporate Receivables Corporation, Corporate Asset Funding Company, Inc., Gotham Funding Corporation, as assignee of Victory Receivables Corporation, Citibank, N.A., The Bank of Tokyo-Mitsubishi, Ltd. (New York Branch), Wachovia Bank, National Association and Citicorp North America, Inc., as Administrative Agent.

10.3    Sixth Amendment and Waiver to the Second Amended and Restated Receivables Purchase Agreements, dated as of March 28, 2003, among G-P Receivables, Inc., as the Seller, Georgia-Pacific Corporation, as Collection Agent, Blue Ridge Asset Funding Corporation, Corporate Receivables Corporation, Corporate Asset Funding Company, Inc., Gotham Funding Corporation, as assignee of Victory Receivables Corporation, Citibank, N.A., The Bank of Tokyo-Mitsubishi, Ltd. (New York Branch), Wachovia Bank, National Association, Citicorp North America, Inc., as Administrative Agent, Special Purpose Accounts Receivable Cooperative Corporation and Canadian Imperial Bank of Commerce.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2003

GEORGIA-PACIFIC CORPORATION
By:	/s/ KENNETH F. KHOURY

Name:	Kenneth F. Khoury
Title:	Vice President, Deputy General Counsel and Secretary

EXHIBIT INDEX

10.1    Seventh Amendment to Credit Agreement, dated as of March 28, 2003, by and among Georgia-Pacific Corporation, each of the Lenders named therein, Bank of America, N.A., as Administrative Agent and Issuing Bank, Merrill Lynch Capital Corporation and Morgan Stanley Senior Funding, Inc. (Multi-Year Revolving Credit Facility), dated as of November 3, 2000.

10.2    Fifth Amendment and Waiver to the Second Amended and Restated Receivables Purchase Agreements, dated as of March 28, 2003, among G-P Receivables, Inc., as the Seller, Georgia-Pacific Corporation, as Collection Agent, Blue Ridge Asset Funding Corporation, Corporate Receivables Corporation, Corporate Asset Funding Company, Inc., Gotham Funding Corporation, as assignee of Victory Receivables Corporation, Citibank, N.A., The Bank of Tokyo-Mitsubishi, Ltd. (New York Branch), Wachovia Bank, National Association and Citicorp North America, Inc., as Administrative Agent.

10.3     Sixth Amendment and Waiver to the Second Amended and Restated Receivables Purchase Agreements, dated as of March 28, 2003, among G-P Receivables, Inc., as the Seller, Georgia-Pacific Corporation, as Collection Agent, Blue Ridge Asset Funding Corporation, Corporate Receivables Corporation, Corporate Asset Funding Company, Inc., Gotham Funding Corporation, as assignee of Victory Receivables Corporation, Citibank, N.A., The Bank of Tokyo-Mitsubishi, Ltd. (New York Branch), Wachovia Bank, National Association, Citicorp North America, Inc., as Administrative Agent, Special Purpose Accounts Receivable Cooperative Corporation and Canadian Imperial Bank of Commerce.